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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                             -----------------


                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                             -----------------


                       Date of Report: April 25, 2002
                     (Date of earliest event reported)


                             TEMPLE-INLAND INC.
           (Exact Name of Registrant as Specified in its Charter)


           Delaware                001-08634                  75-1903917
 (State or Other Jurisdiction     (Commission                (IRS Employer
       of Incorporation)          File Number)             Identification No.)


              1300 South MoPac Expressway, Austin, Texas 78746
                  (Address of Principal Executive Offices)


                               (512) 434-5800
            (Registrant's telephone number, including area code)


                               Not Applicable
       (Former Name or Former Address, if Changed Since Last Report)

==============================================================================




Item 5.     Other Events.

            On April 25, 2001, Temple-Inland Inc. (the "Company") entered into an Underwriting Agreement with Salomon Smith Barney Inc. and UBS Warburg LLC, as representatives of the several underwriters named therein, relating to the offering and sale by the Company of 6,000,000 Upper DECS(sm) (the "Upper DECS"). Each Upper DECS consists of (i) a forward purchase contract under which the holder agrees to purchase from the Company and the Company agrees to sell shares of its common stock, par value $1.00 per share ("Common Stock"), on May 17, 2005 and (ii) a senior note due May 17, 2007 of the Company.

            On April 25, 2001, the Company entered into an Underwriting Agreement with Salomon Smith Barney Inc. and UBS Warburg LLC, as representatives of the several underwriters named therein, relating to the offering and sale by the Company of 3,600,000 shares of the Company's Common Stock.

            On April 25, 2002, the Company filed a Prospectus Supplement, dated April 25, 2002, to the Prospectus dated March 26, 2002 (the "Prospectus"), included as part of the Registration Statement on Form S-3 of the Company, Temple-Inland Trust I and Temple-Inland Trust II (File Nos. 333-84120, 333-84120-01 and 333-84120-02) (the "Registration Statement"),
relating to the offering and sale by the Company of 6,000,000 of the Company's Upper DECS. At the same time, the Company filed a Prospectus Supplement, dated April 25, 2002, to the Prospectus, relating to the offering and sale by the Company of 3,600,000 shares of the Company's Common Stock.

            In connection with both offerings, the Company is filing certain exhibits as part of this Form 8-K. See "Item 7. Exhibits." A copy of certain agreements, opinions and documents related to the offering are attached hereto as exhibits and are incorporated by reference in their entirety into the Registration Statement.

Item 7.  Exhibits.

         (c)      Exhibits.

1.1 Underwriting Agreement, dated April 25, 2002, among the Company and Salomon Smith Barney and UBS Warburg LLC, as representatives of the several underwriters named therein, in connection with the offer and sale of 3,600,000 shares of common stock, $1.00 par value per share (the "Common Stock"), of the Company.

1.2 Underwriting Agreement, dated April 25, 2002, among the Company and Salomon Smith Barney and UBS Warburg LLC, as representatives of the several underwriters, in connection with the offer and sale of 6,000,000 Upper DECS (the "Upper DECS") of the Company.

5.1 Opinion of M. Richard Warner regarding the legality of the Common Stock.

5.2 Opinion of M. Richard Warner regarding the legality of the Upper DECS.

8 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding certain tax matters related to the Upper DECS.

12                Computation of Ratio of Earnings to Fixed Charges.


                                   SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          TEMPLE-INLAND INC.


Date: April 30, 2001                      By:  /s/ M. Richard Warner
                                              ------------------------------
                                               Name:  M. Richard Warner
                                               Title: Vice President
                                                      and General Counsel




                                 EXHIBIT INDEX

Exhibit           Description

1.1 Underwriting Agreement, dated April 25, 2002, among the Company and Salomon Smith Barney and UBS Warburg LLC, as representatives of the several underwriters named therein, in connection with the offer and sale of 3,600,000 shares of common stock, $1.00 par value per share (the "Common Stock"), of the Company.

1.2 Underwriting Agreement, dated April 25, 2002, among the Company and Salomon Smith Barney and UBS Warburg LLC, as representatives of the several underwriters, in connection with the offer and sale of 6,000,000 Upper DECS (the "Upper DECS") of the Company.

5.1 Opinion of M. Richard Warner regarding the legality of the Common Stock.

5.2 Opinion of M. Richard Warner regarding the legality of the Upper DECS.

8 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding certain tax matters related to the Upper DECS.

12                Computation of Ratio of Earnings to Fixed Charges.





                                                                  Exhibit 1.1

                                                             EXECUTION COPY



                             Temple-Inland Inc.

                             3,600,000 Shares*
                                Common Stock
                             ($1.00 par value)

                           Underwriting Agreement

                                                         New York, New York
                                                             April 25, 2002


Salomon Smith Barney Inc.
UBS Warburg LLC,
As Representatives of the several Underwriters,

c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013


Ladies and Gentlemen:

                  Temple-Inland Inc., a corporation organized under the laws of the State of Delaware (the "Company"), proposes to sell to the several underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, 3,600,000 shares of Common Stock, $1.00 par value (the "Common Stock") of the Company (said shares to be issued and sold by the Company being hereinafter called the "Underwritten Shares"). The Company also proposes to grant to the Underwriters an option to purchase up to 540,000 additional shares of Common Stock to cover over-allotments (the "Option Shares"; the Option Shares, together with the Underwritten Shares, being hereinafter called the "Shares").

--------

* Plus an option to purchase from Temple-Inland Inc. up to 540,000 additional shares to cover over-allotments.



                  To the extent there are no additional Underwriters listed on Schedule I other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires. Any reference herein to the Registration Statement, a Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 that were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of such Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of any Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference. Certain terms used herein are defined in Section 17 hereof.

                  1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1.

                  (a) The Company meets the requirements for use of Form S-3 under the Act and has prepared and filed with the Commission a registration statement (file number 333-84120) on Form S-3, including the related Base Prospectus, for registration under the Act of the offering and sale of the Shares. The Company may have filed one or more amendments thereto, including the related Base Prospectus, each of which has previously been furnished to you. The Company will next file with the Commission the Prospectus in accordance with Rules 430A and 424(b). The Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Prospectus. As filed, the Prospectus shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

                  (b) On the Effective Date, the Registration Statement did, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined herein) and on any date on which Option Shares are purchased, if such date is not the Closing Date (a "settlement date"), the Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, the Prospectus (together with any supplement thereto) will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

                  (c) Each of the Company and the subsidiaries listed on
         Schedule II attached hereto (each a "Significant Subsidiary" and, together, the "Significant Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to so qualify or be in good standing could not be reasonably expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business (a "Material Adverse Effect").

                  (d) All the outstanding shares of capital stock of each Significant Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the Significant Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances, except for such security interests, claims, liens or encumbrances as contemplated by the Credit Agreement, dated as of March 1, 2002, as amended (the "March 2002 Credit Agreement"), among the Company, Citibank, N.A., as administrative agent and as collateral agent.

                  (e) The Company's authorized equity capitalization is as set forth in the Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus; the outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and nonassessable; the Shares have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable; the certificates for the Shares are in valid and sufficient form; and, except as set forth in the Prospectus (exclusive of any supplement thereto), the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Shares; and, except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding.

                  (f) The Shares are duly listed, and admitted and authorized for trading, subject to official notice of issuance and evidence of satisfactory distribution, on the New York Stock Exchange and the Pacific Exchange.

                  (g) There is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required.

                  (h) This Agreement has been duly authorized, executed and delivered by the Company.

                  (i) The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended.

                  (j) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters in the manner contemplated herein and in the Prospectus.

                  (k) Neither the issue and sale of the Shares nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Significant Subsidiaries pursuant to, (i) the charter or by-laws of the Company or any of the Significant Subsidiaries,
         (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of the Significant Subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of the Significant Subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of the Significant Subsidiaries or any of its or their properties, except, with respect to clauses (ii) or (iii) above, for such conflicts, breaches, defaults, liens, charges, encumbrances or violations that could not be reasonably be expected to result in a Material Adverse Effect or to materially adversely affect the performance of this Agreement or the consummation of the transactions contemplated hereby.

                  (l) No holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

                  (m) The consolidated historical financial statements and schedules of the Company and its consolidated subsidiaries included in the Prospectus and the Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the caption "Selected Financial Data" in the Prospectus and Registration Statement fairly present, on the basis stated in the Prospectus and the Registration Statement, the information included therein. The unaudited pro forma combined financial statements included in the Prospectus and the Registration Statement include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the unaudited pro forma combined financial statements included in the Prospectus and the Registration Statement. The unaudited pro forma combined financial statements included in the Prospectus and the Registration Statement comply as to form in all material respects with the applicable accounting requirements of Regulation S-X under the Act and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements.

                  (n) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or
         (ii) could reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                  (o) Each of the Company and each of the Significant Subsidiaries owns or leases all such properties as are necessary to the conduct of its operations as presently conducted.

                  (p) Neither the Company nor any Significant Subsidiary is in violation or default of (i) any provision of its charter or bylaws, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or
         (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such Significant Subsidiary or any of its properties, as applicable, except, with respect to clauses (ii) and (iii) above, for such violations or defaults that could not reasonably be expected to have a Material Adverse Effect.

                  (q) Ernst & Young, LLP, who have audited certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Prospectus, are independent public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder.

                  (r) There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Shares.

                  (s) No labor problem or dispute with the employees of the Company or any of its Significant Subsidiaries exists or, to the knowledge of the Company, is threatened or imminent.

                  (t) No Significant Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Prospectus.

                  (u) The Company and its consolidated subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                  (v) The Company has not taken, directly or indirectly, any action that has constituted or that was designed to or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

                  (w) The Company and its Significant Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and
         (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                  (x) The Significant Subsidiaries are the only significant subsidiaries of the Company as defined by Rule 1-02(w) of Regulation S-X.

                  (y) Except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto) or publicly announced, no "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) has (A) taken any action to, or to the Company's knowledge, threatened to decrease the rating of any debt securities of the Company or any of its subsidiaries or (B) given any notice of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

         Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Shares shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

                  2. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $49.595 per share, the amount of the Underwritten Shares set forth opposite such Underwriter's name in Schedule I hereto.

                  (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to 540,000 Option Shares at the same purchase price per share as the Underwriters shall pay for the Underwritten Shares. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Shares by the Underwriters. Said option may be exercised in whole or in part at any time on or before the 30th day after the date of the Prospectus upon written or telegraphic notice by the Representatives to the Company setting forth the number of shares of the Option Shares as to which the several Underwriters are exercising the option and the settlement date. The number of shares of the Option Shares to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Shares to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Shares, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

                  3. Delivery and Payment. Delivery of and payment for the Underwritten Shares and the Option Shares (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made at 10:00 AM, New York City time, on May 1, 2002, or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Shares being herein called the "Closing Date"). Delivery of the Shares shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. Delivery of the Underwritten Shares and the Option Shares shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

                  If the option provided for in Section 2(b) hereof is exercised after the third Business Day prior to the Closing Date, the Company will deliver the Option Shares (at the expense of the Company) to the Representatives, at 388 Greenwich Street, New York, New York, on the date specified by the Representatives (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. If settlement for the Option Shares occurs after the Closing Date, the Company will deliver to the Representatives on the settlement date for the Option Shares, and the obligation of the Underwriters to purchase the Option Shares shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

                  4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Shares for sale to the public as set forth in the Prospectus.

                  5. Agreements. The Company agrees with the several Underwriters that:

                  (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Shares, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (1) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission,
         (3) when, prior to termination of the offering of the Shares, any amendment to the Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (b) If, at any time when a prospectus relating to the Shares is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (1) notify the Representatives of such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

                  (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries that will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                  (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, signed (but not original) copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

                  (e) The Company will arrange, if necessary, for the qualification of the Shares for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Shares and will pay any fee of the National Association of Securities Dealers, Inc., in connection with its review of the offering; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject.

                  (f) The Company will not, without the prior written consent of Salomon Smith Barney Inc., offer, sell, contract to sell, pledge, or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any other shares of its Common Stock or any securities convertible into, or exercisable, or exchangeable for, shares of its Common Stock; or publicly announce an intention to effect any such transaction, for a period of 90 days after the Execution Time, provided, however, that (A) the Company may issue and sell its 7.50% Upper DECS in the concurrent offering contemplated by the Prospectus and (B) the Company may issue and sell Common Stock pursuant to any employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the Execution Time and the Company may issue Common Stock issuable upon the conversion of securities or the exercise of warrants outstanding at the Execution Time.

                  (g) The Company will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

                  (h) The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus, the Prospectus and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Prospectus, the Prospectus and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Shares; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Shares, including any stamp or transfer taxes in connection with the original issuance and sale of the Shares; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Shares; (v) the registration of the Shares under the Exchange Act;
         (vi) any registration or qualification of the Shares for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification); (vii) any filings required to be made with the National Association of Securities Dealers, Inc. (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such filings); (viii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Shares; (ix) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company; and (x) all other costs and expenses incident to the performance by the Company of its obligations hereunder.

                  6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwritten Shares and the Option Shares, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                  (a) If filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                  (b) The Company shall have requested and caused Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

                           (i) this Agreement has been duly authorized,
                  executed and delivered by the Company;

                           (ii) no governmental approval, that has not been
                  obtained or taken and is not in full force and effect is required to be obtained in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby;

                           (iii) the Shares have been duly authorized by
                  the Company and, when delivered to and paid for by the Underwriters in accordance with the term of this Agreement will be validly issued, fully paid and nonassessable;

                           (iv) the Shares are duly listed, and admitted
                  and authorized for trading, subject to official notice of issuance and evidence of satisfactory distribution, on the New York Stock Exchange and the Pacific Exchange;

                           (v) the Company is not and, solely after giving
                  effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended;

                           (vi) Temple-Inland Financial Services, Inc. is
                  an exempt multiple savings and loan company under the Home Owners' Loan Act of 1939, as amended (the "Home Owners' Loan Act"), and Guaranty Bank is a federally chartered savings bank under the Home Owners' Loan Act;

                           (vii) the Registration Statement has become
                  effective under the Act; to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, and, to the best knowledge of such counsel, no proceedings for that purpose have been instituted or are pending or threatened; the Registration Statement and the Prospectus (other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion) appeared on their face to be appropriately responsive in all material respects to the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; and such counsel has no reason to believe that on the Effective Date or the date the Registration Statement was last deemed amended the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date and on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion);

                           (viii) each of the Company and the Significant
                  Subsidiaries have been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized (other than Guaranty Residential Lending, Inc. for which no such opinion is required);

                           (ix) the Company has the corporate power and the
                  corporate authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby;

                           (x) the Company has an authorized equity
                  capitalization as set forth in the Prospectus and the authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus;

                           (xi) the statements included or incorporated by
                  reference in the Prospectus under the heading "Certain United States Federal Income Tax Consequences to Non-U.S. Holders" fairly summarize the matters therein described; and

                           (xii) the execution and delivery by the Company
                  of this Agreement and the consummation of the transactions contemplated herein, including the issuance and sale of the Shares will not violate or conflict with, or result in any contravention of, any applicable law.

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York, the State of Delaware or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

                  (c) The Company shall have requested and caused M. Richard Warner, Vice President and General Counsel for the Company, to have furnished to the Representatives his opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

                            (i) each of the Company and each of the
                  Significant Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each other jurisdiction which requires such qualification, except where the failure to so qualify or be in good standing could not reasonably be expected to result in a Material Adverse Effect;

                            (ii) all the outstanding shares of capital
                  stock of each Significant Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the Significant Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interest, claim, lien or encumbrance, except for security interests, claims, liens or encumbrances contemplated by the March 2002 Credit Agreement;

                            (iii) the outstanding shares of Common Stock
                  have been duly and validly authorized and issued and are fully paid and nonassessable;

                            (iv) the holders of outstanding shares of
                  capital stock of the Company are not entitled to exercise any preemptive or other rights to subscribe for Common Stock as a result of the transactions contemplated by this Agreement; and, except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding;

                            (v) to the knowledge of such counsel, there is
                  no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property of a character required to be disclosed in the Registration Statement or the Prospectus which is not adequately described as required, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required;

                            (vi) the issue and sale of the Shares, the
                  execution, delivery and performance of this Agreement, the consummation of the transactions contemplated herein, and the fulfillment of the terms or provisions hereof will not conflict with, result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its Significant Subsidiaries pursuant to, (i) the charter or by-laws of the Company or its Significant Subsidiaries or (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or the Significant Subsidiaries or any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or the Significant Subsidiaries or any of its or their properties, except, in the case of clauses (ii) or (iii) above, for such conflicts, breaches, defaults, liens, charges, encumbrances or violations that could not reasonably be expected to result in a Material Adverse Effect; and

                            (vii) no holders of securities of the Company
                  have rights to the registration of such securities under the Registration Statement.

                  (d) The Representatives shall have received from Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Shares, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (e) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board or the Chief Administrative Officer and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplements to the Prospectus and this Agreement and that:

                           (i) the representations and warranties of the
                  Company in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                           (ii) no stop order suspending the effectiveness
                  of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                           (iii) since the date of the most recent
                  financial statements included or incorporated by reference in the Prospectus (exclusive of any supplement thereto), there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                  (f) The Company shall have requested and caused Ernst & Young LLP to have furnished to the Representatives, at the Execution Time and at the Closing Date, letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable rules and regulations adopted by the Commission thereunder and stating in effect that:

                           (i) in their opinion the audited financial
                  statements and financial statement schedules included or incorporated by reference in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations adopted by the Commission;

                           (ii) on the basis of a reading of the latest
                  unaudited financial statements made available by the Company and its subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders and directors of the Company and the Significant Subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to December 29, 2001, nothing came to their attention which caused them to believe that:

                                (1) any unaudited financial statements
                           included or incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with applicable accounting requirements of the Act and with the related rules and regulations adopted by the Commission with respect to financial statements included or incorporated by reference in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement and the Prospectus;

                                (2) with respect to the period subsequent
                           to December 29, 2001, there were any changes, at a specified date not more than five days prior to the date of the letter, in the long-term debt of the Company and its subsidiaries or capital stock of the Company or decreases in the net current assets or shareholders' equity of the Company as compared with the amounts shown on the December 29, 2001 consolidated balance sheet included or incorporated by reference in the Registration Statement and the Prospectus, or for the period from December 30, 2001 to such specified date there were any decreases, as compared with the corresponding period in the preceding year in consolidated net revenues, or in the total or per-share amounts of consolidated income before extraordinary items or of consolidated net income of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives;

                                (3) the information included or
                           incorporated by reference in the Registration Statement and Prospectus in response to Regulation S-K, Item 301 (Selected Financial
                           Data), Item 302 (Supplementary Financial
                           Information), Item 402 (Executive Compensation) and Item 503(d) (Ratio of Earnings to Fixed Charges) is not in conformity with the applicable disclosure requirements of Regulation S-K; and

                           (iii) they have performed certain other
                  specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Prospectus and in Exhibit 12 to the Registration Statement, including the information set forth under the captions "Selected Financial Data" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Prospectus, the information included or incorporated by reference in Item 11 of the Company's Annual Report on Form 10-K, incorporated by reference in the Registration Statement and the Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation; and

                           (iv) on the basis of a reading of the unaudited
                  pro forma financial statements included or incorporated by reference in the Registration Statement and the Prospectus (the "pro forma financial statements"); carrying out certain specified procedures; inquiries of certain officials of the Company who have responsibility for financial and accounting matters; and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

                  References to the Prospectus in this paragraph (i) include any supplement thereto at the date of the letter.

                  (g) The Company shall have requested and caused Deloitte & Touche LLP to have furnished to the Representatives, at the Execution Time and at the Closing Date, letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable rules and regulations adopted by the Commission thereunder and that they have performed a review of the unaudited interim financial information of Gaylord Container Corp. ("Gaylord") for the three-month period ended December 31, 2001, and as at December 31, 2001, in accordance with Statement on Auditing Standards No. 71, and stating in effect that:

                           (i) in their opinion the audited financial
                  statements and financial statement schedules of Gaylord included or incorporated by reference in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations adopted by the Commission; and

                           (ii) on the basis of their limited review, in
                  accordance with standards established under Statement on Auditing Standards No. 71, of the unaudited interim financial information of Gaylord for the three-month period ended December 31, 2001, and as at December 31, 2001, as indicated in their report dated February 14, 2002, incorporated by reference in the Registration Statement and the Prospectus, nothing came to their attention which caused them to believe that any unaudited financial statements of Gaylord included or incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with applicable accounting requirements of the Act and with the related rules and regulations adopted by the Commission with respect to financial statements included or incorporated by reference in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement and the Prospectus.

                  References to the Prospectus in this paragraph (j) include any supplement thereto at the date of the letter.

                  (h) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (i) or (j) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Shares as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

                  (i) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

                  (j) The Shares shall have been listed and admitted and authorized for trading on the New York Stock Exchange and the Pacific Exchange, and satisfactory evidence of such actions shall have been provided to the Representatives.

                  (k) At the Execution Time, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit A hereto from each executive officer and director of the Company addressed to the Representatives.

                  (l) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

                  If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancelation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

                  The documents required to be delivered by this Section 6 shall be delivered at the office of Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriters, at One Liberty Plaza, New York, N.Y. 10006 on the Closing Date.

                  7. Reimbursement of Underwriters' Expenses. If the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through Salomon Smith Barney on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Shares.

                  8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Shares as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page regarding delivery of the Shares and, under the heading "Underwriting," (i) the list of Underwriters and their respective participation in the sale of the Shares, (ii) the sentences related to concessions and reallowances and (iii) the paragraph related to stabilization, syndicate covering transactions and penalty bids in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus.

                  (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph
(a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (d) In the event that the indemnity provided in paragraph
(a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Underwriters on the other from the offering of the Shares; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Shares) be responsible for any amount in excess of the underwriting discount or commission applicable to the Shares purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

                  9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Shares agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Shares set forth opposite their names in Schedule I hereto bears to the aggregate amount of Shares set forth opposite the names of all the remaining Underwriters) the Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Shares set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Shares, and if such nondefaulting Underwriters do not purchase all the Shares, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

                  10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Shares, if at any time prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission, the New York Stock Exchange or the Pacific Exchange or trading in securities generally on the New York Stock Exchange or the Pacific Exchange shall have been suspended or limited or minimum prices shall have been established on either of such exchanges,
(ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Shares as contemplated by the Prospectus (exclusive of any supplement thereto).

                  11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Shares. The provisions of Sections 7 and 8 hereof shall survive the termination or cancelation of this Agreement.

                  12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to the Salomon Smith Barney Inc. General Counsel (fax no.: (212) 816-7912) and confirmed to the General Counsel, Salomon Smith Barney Inc., at 388 Greenwich Street, New York, New York, 10013, Attention: General Counsel; or, if sent to the Company, will be mailed, delivered or telefaxed to Temple-Inland Inc., General Counsel (Fax no.: (936) 829-3333) and confirmed to it at Temple-Inland Inc., General Counsel, 303 South Temple Drive, Diboll, TX 75941.

                  13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

                  14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

                  15. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

                  16. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

                  17. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

                  "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Base Prospectus" shall mean the prospectus contained in the Registration Statement at the Effective Date.

                  "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

                  "Commission" shall mean the Securities and Exchange
         Commission.

                  "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

                  "Preliminary Prospectus" shall mean any preliminary prospectus referred to in paragraph 1(a) above that omits Rule 430A Information and which describes the Securities and the offering thereof and is used prior to filing of the Prospectus, together with the Base Prospectus.

                  "Prospectus" shall mean the prospectus supplement relating to the Shares that was first filed pursuant to Rule 424(b) after the Execution Time, together with the Base
         Prospectus.

                  "Registration Statement" shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

                  "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Act.

                  "Rule 430A Information" shall mean information with respect to the Shares and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

                  "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a) hereof.


                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                         Very truly yours,

                                         Temple-Inland Inc.


                                         By: /s/ Randall D. Levy
                                             -----------------------------
                                             Name:  Randall D. Levy
                                             Title: Chief Financial Officer




The foregoing Agreement is
hereby confirmed and accepted
as of the date first above written.

Salomon Smith Barney Inc.
UBS Warburg LLC


By:  Salomon Smith Barney Inc.


By: /s/ John Chrysikopoulos
   ------------------------------------
   Name:  John Chrysikopoulos
   Title: Managing Director


For themselves and the other
several Underwriters named in
Schedule I to the foregoing Agreement.




                                 SCHEDULE I

                                                     Number of Underwritten
Underwriters                                         Shares to  be Purchased

Salomon Smith Barney Inc.                                   2,340,000

UBS Warburg LLC                                               540,000

ABN Amro Rothschild LLC                                       216,000

TD Securities (USA) Inc.                                      216,000

Banc of America Securities LLC                                 57,600

Credit Lyonnais Securities (USA) Inc.                          57,600

KBC Financial Products USA Inc.                                57,600

McDonald Investments Inc., a Key Corp. Company                 57,600

Scotia Capital (USA) Inc.                                      57,600
                                                          --------------
Total ..........................................            3,600,000
                                                          ==============



                                SCHEDULE II

Subsidiaries of Temple-Inland Inc.

         Inland Container Corporation I
         Inland Paperboard and Packaging, Inc.
         Gaylord Container Corporation
         Temple-Inland Forest Products Corporation
         Temple-Inland Financial Services, Inc.
         Guaranty Bank
         Guaranty Residential Lending, Inc.




                                                                  EXHIBIT A

                        [Form of Lock-Up Agreement]


          [Letterhead of officer, director or major stockholder of

                            Temple-Inland Inc.]


                             Temple-Inland Inc.

                      Public Offering of Common Stock

                                                             April 25, 2002

Salomon Smith Barney Inc.
UBS Warburg LLC,
As Representatives of the several Underwriters,

c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

                  This letter is being delivered to you in connection with each of the proposed Underwriting Agreement (the "Common Stock Underwriting Agreement"), between Temple-Inland Inc., a Delaware corporation (the "Company"), and each of you as representatives of a group of Underwriters named in the Common Stock Underwriting Agreement, relating to an underwritten public offering of Common Stock, par value $1.00 per share (the "Common Stock"), of the Company and the proposed Underwriting Agreement (the "Upper DECS Underwriting Agreement" and, together with the Common Stock Underwriting Agreement, the "Underwriting Agreements"), between the Company and each of you as representatives of a group of Underwriters named in the Upper DECS Underwriting Agreement, relating to an underwritten public offering of the 7.50% Upper DECS, $50 stated amount per Upper DECS (the "Upper DECS"), of the Company.

                  In order to induce you and the other Underwriters to enter into the Underwriting Agreements, the undersigned will not, without the prior written consent of Salomon Smith Barney Inc., offer, sell, contract to sell, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for such capital stock, or publicly announce an intention to effect any such transaction, for a period of 90 days after the date of the Underwriting Agreements, other than shares of Common Stock disposed of as bona fide gifts approved by Salomon Smith Barney Inc.

                  If for any reason both Underwriting Agreements shall be terminated prior to the Closing Date (as defined in the Underwriting Agreements), the agreement set forth above shall likewise be terminated.

                                     Yours very truly,

                                     [Signature of officer, director or major stockholder]

        [Name and address of officer, director or major stockholder]





                                                                  Exhibit 1.2

                                                             EXECUTION COPY

                             Temple-Inland Inc.

                        6,000,000 7.50% Upper DECS*
                   (Stated Amount of $50 per Upper DECS)
                             Each consisting of
           a Purchase Agreement requiring the purchase for $50 on
               May 17, 2005 of certain shares of Common Stock
                           of Temple-Inland Inc.
                                    and
                      a 6.42% Senior Note due 2007 of
                             Temple-Inland Inc.
                       with a principal amount of $50

                           Underwriting Agreement


                                                         New York, New York
                                                             April 25, 2002

Salomon Smith Barney Inc.
UBS Warburg LLC,
As Representatives of the several Underwriters,

c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013


Ladies and Gentlemen:

                  Temple-Inland Inc., a corporation organized under the laws of the State of Delaware (the "Company"), proposes to sell to the several underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, an aggregate of 6,000,000 7.50% Upper DECS, with a stated amount of $50 per Upper DECS (the "Upper DECS"), of the Company (the "Underwritten Securities"). The Company also proposes to grant to the Underwriters an option to purchase up to 900,000 additional Upper DECS to cover over-allotments (the "Option Securities"; the Option Securities, together with the Underwritten Securities, being hereinafter called the "Securities"). Each Upper DECS will initially be comprised of (a) a purchase contract (the "Purchase Contract") under which the holder will purchase from the Company on May 17, 2005, a number of shares (the "Issuable Common Stock") of $1.00 par value common stock of the Company ("Common Stock") equal to the Settlement Rate (as defined in the Purchase Contract Agreement referred to below) and (b) a 6.42% senior note due 2007 of the Company having a principal amount of $50 (the "Senior Notes").

--------

* Plus an option to purchase from Temple-Inland Inc. up to 900,000 additional Upper DECS to cover over-allotments.



                  In accordance with the terms of a Purchase Contract Agreement, to be dated as of May 1, 2002 (the "Purchase Contract Agreement"), between the Company and JPMorgan Chase Bank, as purchase contract agent (the "Purchase Contract Agent"), the Senior Notes constituting a part of the Upper DECS will be pledged by the Purchase Contract Agent, on behalf of the holders of the Upper DECS, to Bank One Trust Company, N.A., as collateral agent (the "Collateral Agent"), pursuant to a Pledge Agreement, to be dated as of May 1, 2002 (the "Pledge Agreement"), among the Company, the Purchase Contract Agent, the Collateral Agent and Bank One Trust Company, N.A., as custodial agent (the "Custodial Agent") and securities intermediary (the "Securities Intermediary"), to secure the holders' obligation to purchase Issuable Common Stock under the Purchase Contracts constituting part of the Upper DECS, to be dated as of May 1, 2002, between the holders of the Upper DECS and the Company (the "Purchase Contracts"). The rights and obligations of a holder of Upper DECS in respect of Senior Notes (subject to the pledge thereof) and Purchase Contracts will initially be evidenced by an Upper DECS Certificate (as defined in the Purchase Contract Agreement).

                  The Senior Notes will be issued pursuant to the Indenture, dated as of September 1, 1986, between the Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank and Chemical Bank), as Trustee (the "Trustee"), as amended by the First Supplemental Indenture, dated as of April 15, 1988, the Second Supplemental Indenture, dated as of December 27, 1990, and the Third Supplemental Indenture, dated as of May 9, 1991 (as so amended, the "Indenture").

                  Pursuant to a Remarketing Agreement (the "Remarketing Agreement") to be entered into among the Company, the Purchase Contract Agent and a financial institution to be selected by the Company to act as reset agent and remarketing agent (in such capacities, the "Remarketing Agent"), the Senior Notes or other Pledged Securities (as defined below) will be remarketed, subject to certain terms and conditions.

                  As used in this Agreement, "Transaction Documents" shall mean, collectively, the Purchase Contract Agreement, the Indenture, the Pledge Agreement and the Remarketing Agreement.

                  To the extent there are no additional Underwriters listed on Schedule I other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires. Any reference herein to the Registration Statement, a Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 that were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of such Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of any Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference. Certain terms used herein are defined in Section 17 hereof.

                  1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1.

                  (a) The Company meets the requirements for use of Form S-3 under the Act and has prepared and filed with the Commission a registration statement (file number 333-84120) on Form S-3, including the related Base Prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including the related Base Prospectus, each of which has previously been furnished to you. The Company will next file with the Commission the Prospectus in accordance with Rules 430A and 424(b). The Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Prospectus. As filed, the Prospectus shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

                  (b) On the Effective Date, the Registration Statement did, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined herein) and on any date on which Option Securities are purchased, if such date is not the Closing Date (a "settlement date"), the Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, the Prospectus (together with any supplement thereto) will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

                  (c) Each of the Company and the subsidiaries listed on
         Schedule II attached hereto (each a "Significant Subsidiary" and, together, the "Significant Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to so qualify or be in good standing could not be reasonably expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business (a "Material Adverse Effect").

                  (d) All the outstanding shares of capital stock of each Significant Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the Significant Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances, except for such security interests, claims, liens or encumbrances as contemplated by the Credit Agreement, dated as of March 1, 2002, as amended (the "March 2002 Credit Agreement"), among the Company, Citibank, N.A., as administrative agent and as collateral agent.

                  (e) The Company's authorized equity capitalization is as set forth in the Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus; the outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and nonassessable; the Issuable Common Stock has been duly and validly authorized and, when issued and paid for in accordance with the Purchase Contracts will be fully paid and nonassessable; the Senior Notes have been duly and validly authorized, and, when duly executed, authenticated and delivered, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity (regardless of whether enforceability is considered at law or in equity), and will be in the form contemplated by, and will be entitled to the benefits of, the Indenture; and the Securities have been duly and validly authorized, and, when duly executed, authenticated and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable and will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity (regardless of whether enforceability is considered at law or in equity), and will be in the form contemplated by, and will be entitled to the benefits of, the Purchase Contract Agreement; the certificates for the Securities are in valid and sufficient form; and, except as set forth in the Prospectus (exclusive of any supplement thereto), the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for Common Stock or the Securities; and, except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding.

                  (f) The Securities are duly listed, and admitted and authorized for trading, subject to official notice of issuance and evidence of satisfactory distribution, on the New York Stock Exchange.

                  (g) There is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required.

                  (h) This Agreement has been duly authorized, executed and delivered by the Company.

                  (i) The Purchase Contract Agreement has been duly authorized by the Company and, at the Closing Date, when duly executed and delivered by the Company and assuming due authorization, execution and delivery thereof by the Purchase Contract Agent, will constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity); and the Purchase Contract Agreement will conform in all material respects to the description thereof contained in the Prospectus.

                  (j) The Purchase Contracts have been duly authorized by the Company and, when duly executed, authenticated and delivered in accordance with the Purchase Contract Agreement and paid for in accordance with the terms of this Agreement, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity); the Purchase Contracts will conform in all material respects to the description thereof contained in the Prospectus; and the issuance of the Purchase Contracts is not subject to any preemptive or similar rights.

                  (k) The Remarketing Agreement has been duly authorized by the Company and, at the date of the Remarketing Agreement and at the Remarketing Closing Date (as defined in the Remarketing Agreement) when executed and delivered by the Company and assuming due authorization, execution and delivery thereof by the Purchase Contract Agent and the Remarketing Agent, will constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity); and the Remarketing Agreement will conform in all material respects to the description thereof contained in the Prospectus.

                  (l) The Pledge Agreement has been duly authorized by the Company and, at the Closing Date, when executed and delivered by the Company and assuming due authorization, execution and delivery thereof by the Collateral Agent and the Purchase Contract Agent, will constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity); and the Pledge Agreement will conform in all material respects to the description thereof contained in the Prospectus.

                  (m) The Pledge Agreement creates, as collateral security for the performance when due by the holders from time to time of the Upper DECS of their respective obligations under the Purchase Contracts constituting part of such Upper DECS, a legal, valid and perfected security interest (as defined in the Uniform Commercial Code, as adopted and in effect in the State of New York (the "New York UCC")) in favor of the Collateral Agent for the benefit of the Company, in the right, title and interest of such holders in the securities and other assets and interests pledged to the Collateral Agent pursuant to the Pledge Agreement (the "Pledged Securities").

                  (n) The Indenture has been duly authorized, executed and delivered by the Company and is a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), and will conform in all material respects to the description thereof in the Prospectus.

                  (o) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended.

                  (p) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Act and the Trust Indenture Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Prospectus.

                  (q) Neither the issue and sale of the Securities nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Significant Subsidiaries pursuant to, (i) the charter or by-laws of the Company or any of the Significant Subsidiaries,
         (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of the Significant Subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of the Significant Subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of the Significant Subsidiaries or any of its or their properties, except, with respect to clauses (ii) or (iii) above, for such conflicts, breaches, defaults, liens, charges, encumbrances or violations that could not be reasonably be expected to result in a Material Adverse Effect or to materially adversely affect the performance of this Agreement or the consummation of the transactions contemplated hereby.

                  (r) No holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

                  (s) The consolidated historical financial statements and schedules of the Company and its consolidated subsidiaries included in the Prospectus and the Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the caption "Selected Financial Data" in the Prospectus and Registration Statement fairly present, on the basis stated in the Prospectus and the Registration Statement, the information included therein. The unaudited pro forma combined financial statements included in the Prospectus and the Registration Statement include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the unaudited pro forma combined financial statements included in the Prospectus and the Registration Statement. The unaudited pro forma combined financial statements included in the Prospectus and the Registration Statement comply as to form in all material respects with the applicable accounting requirements of Regulation S-X under the Act and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements.

                  (t) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or
         (ii) could reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                  (u) Each of the Company and each of the Significant Subsidiaries owns or leases all such properties as are necessary to the conduct of its operations as presently conducted.

                  (v) Neither the Company nor any Significant Subsidiary is in violation or default of (i) any provision of its charter or bylaws, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or
         (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such Significant Subsidiary or any of its properties, as applicable, except, with respect to clauses (ii) and (iii) above, for such violations or defaults that could not reasonably be expected to have a Material Adverse Effect.

                  (w) Ernst & Young, LLP, who have audited certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Prospectus, are independent public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder.

                  (x) There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Securities.

                  (y) No labor problem or dispute with the employees of the Company or any of its Significant Subsidiaries exists or, to the knowledge of the Company, is threatened or imminent.

                  (z) No Significant Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Prospectus.

                  (aa) The Company and its consolidated subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                  (bb) The Company has not taken, directly or indirectly, any action that has constituted or that was designed to or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  (cc) The Company and its Significant Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and
         (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                  (dd) The Significant Subsidiaries are the only significant subsidiaries of the Company as defined by Rule 1-02(w) of Regulation S-X.

                  (ee) Except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto) or publicly announced, no "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) has (A) taken any action to, or to the Company's knowledge, threatened to decrease the rating of any debt securities of the Company or any of its subsidiaries or (B) given any notice of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

         Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

                  2. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $48.50 per Upper DECS, the amount of the Underwritten Securities set forth opposite such Underwriter's name in
Schedule I hereto.

                  (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to 900,000 Option Securities at the same purchase price per Upper DECS as the Underwriters shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised in whole or in part at any time on or before the 13th day after the date of the Prospectus upon written or telegraphic notice by the Representatives to the Company setting forth the number of Option Securities as to which the several Underwriters are exercising the option and the settlement date (which must be on or before the 13th day after the Closing Date). The number of Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional Upper DECS.

                  3. Delivery and Payment. Delivery of and payment for the Underwritten Securities and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made at 10:00 AM, New York City time, on May 1, 2002, or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. Delivery of the Underwritten Securities and the Option Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

                  If the option provided for in Section 2(b) hereof is exercised after the third Business Day prior to the Closing Date, the Company will deliver the Option Securities (at the expense of the Company) to the Representatives, at 388 Greenwich Street, New York, New York, on the date specified by the Representatives (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. If settlement for the Option Securities occurs after the Closing Date, the Company will deliver to the Representatives on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

                  4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

                  5. Agreements. The Company agrees with the several Underwriters that:

                  (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (1) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission,
         (3) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (1) notify the Representatives of such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

                  (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries that will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                  (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, signed (but not original) copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

                  (e) The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will pay any fee of the National Association of Securities Dealers, Inc., in connection with its review of the offering; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

                  (f) The Company will not, without the prior written consent of Salomon Smith Barney Inc., offer, sell, contract to sell, pledge, or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any other shares of its Common Stock or any securities convertible into, or exercisable, or exchangeable for, shares of its Common Stock; or publicly announce an intention to effect any such transaction, for a period of 90 days after the Execution Time, provided, however, that (A) the Company may issue and sell its Common Stock in the concurrent offering contemplated by the Prospectus and (B) the Company may issue and sell Common Stock pursuant to any employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the Execution Time and the Company may issue Common Stock issuable upon the conversion of securities or the exercise of warrants outstanding at the Execution Time.

                  (g) The Company will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  (h) The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus, the Prospectus and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Prospectus, the Prospectus and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) the registration of the Securities under the Exchange Act; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification); (vii) any filings required to be made with the National Association of Securities Dealers, Inc. (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such filings); (viii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities; (ix) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company; and (x) all other costs and expenses incident to the performance by the Company of its obligations hereunder.

                  6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                  (a) If filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                  (b) The Company shall have requested and caused Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

                           (i) this Agreement has been duly authorized,
                  executed and delivered by the Company;

                           (ii) the Purchase Contract Agreement has been
                  duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by the Purchase Contract Agent, is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity (regardless of whether enforcement is sought in equity or at law);

                           (iii) the Purchase Contracts have been duly
                  authorized, executed and delivered by the Company in accordance with its terms and is a valid and binding agreement of the Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity (regardless of whether enforcement is sought in equity or at law);

                           (iv) the form of the Remarketing Agreement has
                  been duly authorized by the Company;

                           (v) the Pledge Agreement has been duly
                  authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by the Collateral Agent and the Purchase Contract Agent, is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity (regardless of whether enforcement is sought in equity or at law);

                           (vi) the Indenture has been duly authorized,
                  executed and delivered by the Company, has been duly qualified under the Trust Indenture Act, and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity (regardless of whether enforcement is sought in equity or at law);

                           (vii) no governmental approval that has not been
                  obtained or taken and is not in full force and effect is required to be obtained in connection with the execution and delivery of each of the Transaction Documents by the Company or the consummation by the Company of the transactions contemplated thereby;

                           (viii) the Securities have been duly authorized
                  by the Company, and, when duly executed, authenticated in accordance with the terms of the Purchase Contract Agreement and delivered to and paid for by the Underwriters pursuant to this Agreement and assuming the certificates evidencing the Upper DECS have been duly executed by the Purchase Contract Agent, will constitute valid and binding obligations of the Company entitled to the benefits of the Purchase Contract Agreement and enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity (regardless of whether enforcement is sought in equity or at law);

                           (ix) the Senior Notes have been duly authorized
                  by the Company, and, when duly executed, issued and delivered by the Company against payment therefor in accordance with this Agreement and the Indenture, will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity (regardless of whether enforcement is sought in equity or at law);

                           (x) the Issuable Common Stock has been duly
                  authorized by the Company and, when issued and delivered by the Company in accordance with the Purchase Contract Agreement and the Purchase Contracts, upon payment of the purchase price specified therein, will be validly issued, fully paid and nonassessable;

                           (xi) the Securities are duly listed, and
                  admitted and authorized for trading, subject to official notice of issuance and evidence of satisfactory distribution, on the New York Stock Exchange;

                           (xii) the Company is not and, solely after
                  giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended;

                           (xiii) Temple-Inland Financial Services, Inc. is
                  an exempt multiple savings and loan company under the Home Owners' Loan Act of 1939, as amended (the Home Owners' Loan Act), and Guaranty Bank is a federally chartered savings bank under the Home Owners' Loan Act;

                           (xiv) the Registration Statement has become
                  effective under the Act; to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, and, to the best knowledge of such counsel, no proceedings for that purpose have been instituted or are pending or threatened; the Registration Statement and the Prospectus (other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion) appeared on their face to be appropriately responsive in all material respects to the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; and such counsel has no reason to believe that on the Effective Date or the date the Registration Statement was last deemed amended the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date and on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion);

                           (xv) under the Uniform Commercial Code as in
                  effect on the date of such letter in the State of New York (the "New York UCC"), the provisions of the Pledge Agreement are effective to create a valid security interest in each Holder's rights in the Collateral Account (each as defined in the Pledge Agreement), in favor of the Collateral Agent to secure the respective obligations of such Holders under the related Forward Purchase Contract; under the New York UCC, the provisions of the Pledge Agreement are effective to perfect the security interest of the Collateral Agent in the Holders' rights in the Collateral Account;

                           (xvi) each of the Company and the Significant
                  Subsidiaries have been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized (other than Guaranty Residential Lending, Inc. for which no such opinion is required);

                           (xvii) the Company has the corporate power and
                  the corporate authority to execute and deliver this Agreement and each of the Transaction Documents and to consummate the transactions contemplated thereby;

                           (xviii) the Company has an authorized
                  capitalization as set forth in the Prospectus and the authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus;

                           (xix) the discussion set forth in the Prospectus
                  under the heading "Certain United States Federal Income Tax Consequences" constitutes, in all material respects, a fair and accurate summary of the United States federal income tax consequences of the purchase, ownership and disposition of the Securities, based upon current United States federal income tax law; and

                           (xx) the execution and delivery by the Company
                  of this Agreement and the Transaction Documents and the consummation of the transactions contemplated herein and therein, including the issuance and sale of the Securities will not violate or conflict with, or result in any contravention of, any applicable law.

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York, the State of Delaware or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

                  (c) The Company shall have requested and caused M. Richard Warner, Vice President and General Counsel for the Company, to have furnished to the Representatives his opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

                           (i) each of the Company and each of the
                  Significant Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each other jurisdiction which requires such qualification, except where the failure to so qualify or be in good standing could not reasonably be expected to result in a Material Adverse Effect;

                           (ii) all the outstanding shares of capital stock
                  of each Significant Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the Significant Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interest, claim, lien or encumbrance, except for security interests, claims, liens or encumbrances contemplated by the March 2002 Credit Agreement;

                           (iii) the outstanding shares of Common Stock
                  have been duly and validly authorized and issued and are fully paid and nonassessable;

                           (iv) the holders of outstanding shares of
                  capital stock of the Company are not entitled to exercise any preemptive or other rights to subscribe for Common Stock or the Securities as a result of the transactions contemplated by this Agreement; and, except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding;

                           (v) to the knowledge of such counsel, there is
                  no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property of a character required to be disclosed in the Registration Statement or the Prospectus which is not adequately described as required, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required;

                           (vi) the issue and sale of the Securities, the
                  execution, delivery and performance of this Agreement and the Transaction Documents, the consummation of the transactions contemplated therein, and the fulfillment of the terms or provisions thereof will not conflict with, result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its Significant Subsidiaries pursuant to, (i) the charter or by-laws of the Company or its Significant Subsidiaries or (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or the Significant Subsidiaries or any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or the Significant Subsidiaries or any of its or their properties, except, in the case of clauses (ii) or (iii) above, for such conflicts, breaches, defaults, liens, charges, encumbrances or violations that could not reasonably be expected to result in a Material Adverse Effect; and

                           (vii) no holders of securities of the Company
                  have rights to the registration of such securities under the Registration Statement.

                  (d) The Company shall have requested and caused Cravath, Swaine & Moore, counsel for the Trustee, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

                           (i) the Trustee has been duly incorporated and
                  is validly existing as a banking corporation in good standing under the laws of the State of New York;

                           (ii) the Trustee has the corporate trust power
                  and authority to execute, deliver and perform its duties under the Indenture, has duly executed and delivered the Indenture, and, insofar as the laws governing the trust powers of the trustee are concerned and assuming due authorization, execution and delivery thereof by the Company, the Indenture constitutes a legal, valid and binding agreement of the Trustee, enforceable against the Trustee in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity;

                           (iii) no approval, authorization or other action
                  by, or filing with, any governmental authority of the United States of America or the State of New York having jurisdiction over the trust powers of the Trustee is required in connection with the execution and delivery by the Trustee of the Indenture or the performance by the Trustee of its duties thereunder, except such as have been obtained, taken or made; and

                           (iv) the Senior Notes issued on the date hereof
                  have been duly authenticated by the Trustee.

                  (e) The Company shall have requested and caused Cravath, Swaine & Moore, counsel for JPMorgan Chase Bank as Purchase Contract Agent, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

                           (i) the Purchase Contract Agent has been duly
                  incorporated and is validly existing as a banking corporation in good standing under the laws of the State of New York;

                           (ii) the Purchase Contract Agent has the
                  corporate trust power and authority to execute, deliver and perform its duties under the Purchase Contract Agreement, the Pledge Agreement and the Remarketing Agreement, has duly executed and delivered the Purchase Contract Agreement, the Pledge Agreement and the Remarketing Agreement, and, insofar as the laws governing the trust powers of the Purchase Contract Agent are concerned and assuming due authorization, execution and delivery thereof by the other parties thereto, each of the Purchase Contract Agreement, the Pledge Agreement and the Remarketing Agreement constitutes a legal, valid and binding agreement of the Purchase Contract Agent, enforceable against the Purchase Contract Agent in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity;

                           (iii) no approval, authorization or other action
                  by, or filing with, any governmental authority of the United States of America or the State of New York having jurisdiction over the trust powers of the Purchase Contract Agent is required in connection with the execution and delivery by the Purchase Contract Agent of the Purchase Contract Agreement, the Pledge Agreement or the Remarketing Agreement or the performance by the Purchase Contract Agent of its duties thereunder, except such as have been obtained, taken or made; and

                           (iv) the Securities issued on the date hereof
                  have been duly authenticated by the Purchase Contract
                  Agent.

                  (f) The Company shall have requested and caused the Law Department of Bank One Corporation, counsel for the Global Corporate Trust Services division of Bank One Trust Company, N.A. as Collateral Agent, Custodial Agent and Securities Intermediary (together, the "Agents"), to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

                           (i) the Agents are a banking corporation duly
                  incorporated as a national banking association with all necessary power and authority to execute, deliver and perform its obligations under the Pledge Agreement;

                           (ii) the execution, delivery and performance by
                  the Collateral Agent, the Custodial Agent and the Securities Intermediary of the Pledge Agreement have each been duly authorized by all necessary corporate action on the part of each such Agent; the Pledge Agreement has been duly executed and delivered by the Collateral Agent, the Custodial Agent and the Securities Intermediary and constitutes a valid and legally binding obligation of each of the Agents, enforceable against such Agents in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity (whether considered in a proceeding in equity or at law);

                           (iii) the execution, delivery and performance by
                  the Collateral Agent, the Custodial Agent and the Securities Intermediary of the Pledge Agreement do not violate or constitute a breach of the Articles of Incorporation or By-Laws of any of such Agents; and

                           (iv) no consent of any federal or state banking
                  authority is required for the execution, delivery or performance by the Agents of their respective obligations under the Pledge Agreement.

                  (g) The Representatives shall have received from Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (h) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board or the Chief Administrative Officer and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplements to the Prospectus and this Agreement and that:

                           (i) the representations and warranties of the
                  Company in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                           (ii) no stop order suspending the effectiveness
                  of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                           (iii) since the date of the most recent
                  financial statements included or incorporated by reference in the Prospectus (exclusive of any supplement thereto), there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                  (i) The Company shall have requested and caused Ernst & Young LLP to have furnished to the Representatives, at the Execution Time and at the Closing Date, letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable rules and regulations adopted by the Commission thereunder and stating in effect that:

                           (i) in their opinion the audited financial
                  statements and financial statement schedules included or incorporated by reference in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations adopted by the Commission;

                           (ii) on the basis of a reading of the latest
                  unaudited financial statements made available by the Company and its subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders and directors of the Company and the Significant Subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to December 29, 2001, nothing came to their attention which caused them to believe that:

                                (1) any unaudited financial statements
                           included or incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with applicable accounting requirements of the Act and with the related rules and regulations adopted by the Commission with respect to financial statements included or incorporated by reference in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement and the Prospectus;

                                (2) with respect to the period subsequent
                           to December 29, 2001, there were any changes, at a specified date not more than five days prior to the date of the letter, in the long-term debt of the Company and its subsidiaries or capital stock of the Company or decreases in the net current assets or shareholders' equity of the Company as compared with the amounts shown on the December 29, 2001 consolidated balance sheet included or incorporated by reference in the Registration Statement and the Prospectus, or for the period from December 30, 2001 to such specified date there were any decreases, as compared with the corresponding period in the preceding year in consolidated net revenues or in the total or per-share amounts of consolidated income before extraordinary items or of consolidated net income of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives;

                                (3) the information included or
                           incorporated by reference in the Registration Statement and Prospectus in response to Regulation S-K, Item 301 (Selected Financial
                           Data), Item 302 (Supplementary Financial
                           Information), Item 402 (Executive Compensation) and Item 503(d) (Ratio of Earnings to Fixed Charges) is not in conformity with the applicable disclosure requirements of Regulation S-K; and

                           (iii) they have performed certain other
                  specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Prospectus and in Exhibit 12 to the Registration Statement, including the information set forth under the captions "Selected Financial Data" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Prospectus, the information included or incorporated by reference in Item 11 of the Company's Annual Report on Form 10-K, incorporated by reference in the Registration Statement and the Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation; and

                           (iv) on the basis of a reading of the unaudited
                  pro forma financial statements included or incorporated by reference in the Registration Statement and the Prospectus (the "pro forma financial statements"); carrying out certain specified procedures; inquiries of certain officials of the Company who have responsibility for financial and accounting matters; and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

                  References to the Prospectus in this paragraph (i) include any supplement thereto at the date of the letter.

                  (j) The Company shall have requested and caused Deloitte & Touche LLP to have furnished to the Representatives, at the Execution Time and at the Closing Date, letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable rules and regulations adopted by the Commission thereunder and that they have performed a review of the unaudited interim financial information of Gaylord Container Corp. ("Gaylord") for the three-month period ended December 31, 2001, and as at December 31, 2001, in accordance with Statement on Auditing Standards No. 71, and stating in effect that:

                           (i) in their opinion the audited financial
                  statements and financial statement schedules of Gaylord included or incorporated by reference in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations adopted by the Commission; and

                           (ii) on the basis of their limited review, in
                  accordance with standards established under Statement on Auditing Standards No. 71, of the unaudited interim financial information of Gaylord for the three-month period ended December 31, 2001, and as at December 31, 2001, as indicated in their report dated February 14, 2002, incorporated by reference in the Registration Statement and the Prospectus, nothing came to their attention which caused them to believe that any unaudited financial statements of Gaylord included or incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with applicable accounting requirements of the Act and with the related rules and regulations adopted by the Commission with respect to financial statements included or incorporated by reference in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement and the Prospectus.

                  References to the Prospectus in this paragraph (j) include any supplement thereto at the date of the letter.

                  (k) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been
         (i) any change or decrease specified in the letter or letters referred to in paragraph (i) or (j) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause
         (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

                  (l) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

                  (m) The Securities shall have been listed and admitted and authorized for trading on the New York Stock Exchange, and satisfactory evidence of such actions shall have been provided to the Representatives.

                  (n) At the Execution Time, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit A hereto from each executive officer and director of the Company addressed to the Representatives.

                  (o) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

                  If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancelation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

                  The documents required to be delivered by this Section 6 shall be delivered at the office of Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriters, at One Liberty Plaza, New York, N.Y. 10006 on the Closing Date.

                  7. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through Salomon Smith Barney on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

                  8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page regarding delivery of the Securities and, under the heading "Underwriting," (i) the list of Underwriters and their respective participation in the sale of the Securities, (ii) the sentences related to concessions and reallowances and (iii) the paragraph related to stabilization, syndicate covering transactions and penalty bids in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus.

                  (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (d) In the event that the indemnity provided in paragraph
         (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
         Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph
         (d).

                  9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

                  10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission, the New York Stock Exchange or the Pacific Exchange or trading in securities generally on the New York Stock Exchange or the Pacific Exchange shall have been suspended or limited or minimum prices shall have been established on either of such exchanges,
(ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any supplement thereto).

                  11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancelation of this Agreement.

                  12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to the Salomon Smith Barney Inc. General Counsel (fax no.: (212) 816-7912) and confirmed to the General Counsel, Salomon Smith Barney Inc., at 388 Greenwich Street, New York, New York, 10013, Attention: General Counsel; or, if sent to the Company, will be mailed, delivered or telefaxed to Temple-Inland Inc., General Counsel (Fax no.: (936) 829-3333) and confirmed to it at Temple-Inland Inc., General Counsel, 303 South Temple Drive, Diboll, TX 75941.

                  13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

                  14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

                  15. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

                  16. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

                  17. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

                  "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Base Prospectus" shall mean the prospectus contained in the Registration Statement at the Effective Date.

                  "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

                  "Commission" shall mean the Securities and Exchange
         Commission.

                  "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

                  "Preliminary Prospectus" shall mean any preliminary prospectus referred to in paragraph 1(a) above that omits Rule 430A Information and which describes the Securities and the offering thereof and is used prior to filing of the Prospectus, together with the Base Prospectus.

                  "Prospectus" shall mean the prospectus supplement relating to the Securities that was first filed pursuant to Rule 424(b) after the Execution Time, together with the Base
         Prospectus.

                  "Registration Statement" shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

                  "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Act.

                  "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

                  "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a) hereof.

                  "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.



                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                            Very truly yours,

                                            Temple-Inland Inc.


                                            By:  /s/ Randall D. Levy
                                               ------------------------------
                                                Name:  Randall D. Levy
                                                Title: Chief Financial Officer




The foregoing Agreement is
hereby confirmed and accepted
as of the date first above written.

Salomon Smith Barney Inc.
UBS Warburg LLC


By:  Salomon Smith Barney Inc.

By: /s/ John Chrysikopoulos
   ------------------------------
     Name:  John Chrysikopoulos
     Title: Managing Director


For themselves and the other
several Underwriters named
in Schedule I to the foregoing
Agreement.


                                 SCHEDULE I


                                                       Number of Underwritten
  Underwriters                                       Securities to be Purchased

  Salomon Smith Barney Inc.                                      3,420,000

  UBS Warburg LLC                                                  900,000

  ABN Amro Rothschild LLC                                          300,000

  Banc of America Securities LLC                                   300,000

  Banc One Capital Markets, Inc.                                   300,000

  TD Securities (USA) Inc.                                         300,000

  Credit Lyonnais Securities (USA) Inc.                            120,000

  KBC Financial Products USA Inc.                                  120,000

  McDonald Investments Inc., a Key Corp. Company                   120,000

  Scotia Capital (USA) Inc.                                        120,000
                                                               ------------
                                                                 6,000,000
  Total ...................................................... ============



                                SCHEDULE II

Subsidiaries of Temple-Inland Inc.

         Inland Container Corporation I
         Inland Paperboard and Packaging, Inc.
         Gaylord Container Corporation
         Temple-Inland Forest Products Corporation
         Temple-Inland Financial Services, Inc.
         Guaranty Bank
         Guaranty Residential Lending, Inc.



                                                                  EXHIBIT A

                        [Form of Lock-Up Agreement]


          [Letterhead of officer, director or major stockholder of

                            Temple-Inland Inc.]


                             Temple Inland Inc.

                       Public Offering of Upper DECS

                                                             April 25, 2002

Salomon Smith Barney Inc.
UBS Warburg LLC,
As Representatives of the several Underwriters,

c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

                  This letter is being delivered to you in connection with each of the proposed Underwriting Agreement (the "Common Stock Underwriting Agreement"), between Temple-Inland Inc., a Delaware corporation (the "Company"), and each of you as representatives of a group of Underwriters named in the Common Stock Underwriting Agreement, relating to an underwritten public offering of Common Stock, par value $1.00 per share (the "Common Stock"), of the Company and the proposed Underwriting Agreement (the "Upper DECS Underwriting Agreement" and, together with the Common Stock Underwriting Agreement, the "Underwriting Agreements"), between the Company and each of you as representatives of a group of Underwriters named in the Upper DECS Underwriting Agreement, relating to an underwritten public offering of the 7.50% Upper DECS, $50 stated amount per Upper DECS (the "Upper DECS"), of the Company.

                  In order to induce you and the other Underwriters to enter into the Underwriting Agreements, the undersigned will not, without the prior written consent of Salomon Smith Barney Inc., offer, sell, contract to sell, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for such capital stock, or publicly announce an intention to effect any such transaction, for a period of 90 days after the date of the Underwriting Agreements, other than shares of Common Stock disposed of as bona fide gifts approved by Salomon Smith Barney Inc.

                  If for any reason both Underwriting Agreements shall be terminated prior to the Closing Date (as defined in the Underwriting Agreements), the agreement set forth above shall likewise be terminated.

                                       Yours very truly,

                                       [Signature of officer, director or major stockholder]

        [Name and address of officer, director or major stockholder]








                                                                 Exhibit 5.1

                      [LETTERHEAD OF TEMPLE-INLAND INC.]




                                                     April 30, 2002


Board of Directors
Temple-Inland Inc.
1300 MoPac Expressway South
Austin, Texas 78746


Ladies and Gentlemen:

            I am the Vice President and General Counsel of Temple-Inland Inc., a Delaware corporation (the "Company"), and I have acted as counsel in connection with its preparation and filing with the Securities and Exchange Commission (the "Commission") pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the "Securities Act"), of a prospectus supplement, dated April 25, 2002 (the "Prospectus Supplement"), to the prospectus, dated March 25, 2002 (the "Base Prospectus," together with the Prospectus Supplement, the "Prospectus"), included as part of the Registration Statement on Form S-3 of the Company, Temple-Inland Trust I and Temple-Inland Trust II (File Nos. 333-84120, 333-84120-01, 333-84120-02) (the "Registration Statement"),
relating to the offering by the Company of up to 3,600,000 shares (including 450,000 shares subject to an over-allotment option) of its common stock (the "Shares"), par value $1.00 per share (the "Common Stock"). The Company issued the Common Stock pursuant to that certain underwriting agreement, dated as of April 25, 2002 (the "Underwriting Agreement"), among the Company and Salomon Smith Barney Inc. and UBS Warburg LLC as representatives of the several underwriters (the "Underwriters").

            This opinion is being furnished in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act.

            In connection with this opinion, I have examined originals or copies, certified or otherwise identified to my satisfaction, of (i) the Registration Statement, (ii) the Base Prospectus, (iii) the Prospectus Supplement, (iv) the Underwriting Agreement, (v) the documents filed by the Company pursuant to the Securities Exchange Act of 1934, as amended, and incorporated by reference into the Prospectus as of the date hereof, (vi) a specimen certificate evidencing the Common Stock, (vii) the Certificate of Incorporation, as amended, of the Company, as certified by the Secretary of State of the State of Delaware, (viii) the Bylaws of the Company, as currently in effect; and (ix) certain resolutions of the Board of Directors of the Company and the written consent of the Special Committee thereof. I have also examined originals or copies, certified or otherwise identified to my satisfaction, of such records of the Company and such agreements, certificates of public officials, certificates of officers or other representatives of the Company and others, and such other documents, certificates and records as I have deemed necessary or appropriate as a basis for the opinions set forth herein.

            In my examination, I have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified or photostatic copies and the authenticity of the originals of such latter documents. In making my examination of executed documents, I have assumed that the parties thereto, other than the Company, had the power, corporate or other, to enter into and perform all obligations thereunder and have also assumed the due authorization by all requisite action, corporate or other, and the execution and delivery of such documents by the parties to such documents, and the validity and binding effect thereof. As to any facts material to the opinions expressed herein which I did not independently establish or verify, I have relied upon oral or written statements and representations of officers and other representatives of the Company and others.

            I am admitted to the bar of the State of Texas and do not express any opinion as to the laws of any jurisdiction other than the State of Texas, the corporate laws of the State of Delaware or the federal laws of the United States of America.

            Based upon the foregoing, I am of the opinion that when the certificates representing the Shares, in the form of the specimen certificate that I have examined, have been manually signed by an authorized officer of the transfer agent and registrar for the Common Stock and registered by such transfer agent and registrar, and delivered through the facilities of The Depository Trust Company to and paid for by the Underwriters at a price per share not less than the per share par value of the Common Stock as contemplated by the Underwriting Agreement, the issuance and sale of the Shares will have been duly authorized, and the Shares will be validly issued, fully paid and nonassessable.

            I hereby consent to the filing of this opinion with the Commission as an exhibit to the Registration Statement. I also consent to the reference to the use of my name under the caption "Legal Matters" in the Registration Statement. In giving this consent, I do not thereby admit that I am included in the category of persons whose consent is required under Section 7 of the Securities Act or the rules and regulations of the Commission.


                                       Very truly yours,


                                       /s/ M. Richard Warner
                                       -----------------------------------
                                       M. Richard Warner
                                       Vice President and General Counsel





                                                                  Exhibit 5.2

                      [LETTERHEAD OF TEMPLE-INLAND INC.]



                                                               April 30, 2002

Board of Directors
Temple-Inland Inc.
1300 MoPac Expressway South
Austin, Texas 78746


Ladies and Gentlemen:

            I am the Vice President and General Counsel of Temple-Inland Inc., a Delaware corporation (the "Company"), and I have acted as counsel in connection with its preparation and filing with the Securities and Exchange Commission (the "Commission") pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the "Securities Act"), of a prospectus supplement, dated April 25, 2002 (the "Prospectus Supplement"), to the prospectus, dated March 25, 2002 (the "Base Prospectus," together with the Prospectus Supplement, the "Prospectus"), included as part of the Registration Statement on Form S-3 of the Company, Temple-Inland Trust I and Temple-Inland Trust II (File Nos. 333-84120, 333-84120-01, 333-84120-02) (the "Registration Statement"),
relating to the offering by the Company of up to 6,000,000 of its Upper DECS(sm) (the "Upper DECS"), each with a stated amount of $50. Each Upper DECS initially consists of (a) a forward purchase contract (a "Forward Purchase Contract") under which (i) the holder is obligated to purchase from the Company on May 17, 2005 a number of shares of Temple-Inland common stock, par value $1.00 per share, of the Company (the "Shares") and (ii) the Company will pay the holder contract payment adjustments and (b) $50 principal amount of the Company's senior notes due May 17, 2007 (the "Senior Notes"). The Company issued the Upper DECS pursuant to that certain underwriting agreement, dated as of April 25, 2002, (the "Underwriting Agreement"), among the Company and Salomon Smith Barney Inc. and UBS Warburg LLC, as representatives of the several underwriters (the "Underwriters").

            This opinion is being furnished in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act.

            In connection with this opinion, I have examined originals or copies, certified or otherwise identified to my satisfaction, of (i) the Registration Statement, (ii) the Base Prospectus, (iii) the Prospectus Supplement, (iv) the Underwriting Agreement, (v) the documents filed by the Company pursuant to the Securities Exchange Act of 1934, as amended, and incorporated by reference into the Prospectus as of the date hereof, (vi) the Forward Purchase Contract Agreement, dated May 1, 2002 (the "Forward Purchase Contract Agreement"), between the Company and JPMorgan Chase Bank, as forward purchase contract agent (the "Forward Purchase Contract Agent"), (vii) the Pledge Agreement, dated May 1, 2002, among the Company, Bank One Trust Company, as collateral agent, custodial agent and securities intermediary, and the Forward Purchase Contract Agent, (viii) the form of Remarketing Agreement to be entered into among the Company, the Forward Purchase Contract Agent and a remarketing agent, (ix) the Indenture, dated September 1, 1986, between the Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank and Chemical Bank), as trustee (the "Trustee"), as amended by the first supplemental indenture, dated as of April 15, 1988, the second supplemental indenture, dated as of December 27, 1990, and the third supplemental indenture, dated as of May 9, 1991, (x) a specimen certificate evidencing the Upper DECS, including the form of the Forward Purchase Contract, (xi) a specimen certificate evidencing the Senior Notes, (xii) the Certificate of Incorporation, as amended, of the Company, as certified by the Secretary of State of the State of Delaware, (xiii) the Bylaws of the Company, as currently in effect; and (xix) certain resolutions of the Board of Directors of the Company and the written consent of the Special Committee thereof. I have also examined originals or copies, certified or otherwise identified to my satisfaction, of such records of the Company and such agreements, certificates of public officials, certificates of officers or other representatives of the Company and others, and such other documents, certificates and records as I have deemed necessary or appropriate as a basis for the opinions set forth herein.

            In my examination, I have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified or photostatic copies and the authenticity of the originals of such latter documents. In making my examination of executed documents, I have assumed that the parties thereto, other than the Company, had the power, corporate or other, to enter into and perform all obligations thereunder and have also assumed the due authorization by all requisite action, corporate or other, and the execution and delivery of such documents by the parties to such documents, and the validity and binding effect thereof. As to any facts material to the opinions expressed herein which I did not independently establish or verify, I have relied upon oral or written statements and representations of officers and other representatives of the Company and others.

            I am admitted to the bar of the State of Texas and do not express any opinion as to the laws of any jurisdiction other than the State of Texas, the corporate laws of the State of Delaware or the federal laws of the United States of America.

            Based upon the foregoing, I am of the opinion that:

            1. The Upper DECS have been duly authorized and are valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent enforcement thereof might be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting creditor's rights generally, and (ii) general principles of equity, regardless of whether enforceability is considered in a proceeding at law or equity.

            2. The Shares subject to the Forward Purchase Contracts have been duly authorized and reserved for issuance and, when issued and delivered by the Company pursuant to the terms of the Forward Purchase Contract Agreement, will be validly issued, fully paid and non-assessable.

            I hereby consent to the filing of this opinion with the Commission as an exhibit to the Registration Statement. I also consent to the reference to the use of my name under the caption "Legal Matters" in the Registration Statement. In giving this consent, I do not thereby admit that I am included in the category of persons whose consent is required under
Section 7 of the Securities Act or the rules and regulations of the Commission.


                                            Very truly yours,

                                            /s/ M. Richard Warner
                                            -----------------------------------
                                            M. Richard Warner
                                            Vice President and General Counsel





                                                                     Exhibit 8

          [LETTERHEAD OF SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP]


                                                                 May 1, 2002

Temple-Inland Inc.
1300 MoPac Expressway South
Austin, Texas 78746

                           Re:  Offering of Upper DECS

Ladies and Gentlemen:

            We have acted as counsel to Temple-Inland Inc., a Delaware corporation (the "Company"), in connection with the preparation of the Prospectus Supplement, dated April 25, 2002 (the "Prospectus Supplement"), relating to certain investment units (the "Upper DECS"), initially comprised of purchase contracts to purchase shares of common stock of the Company, par value $1.00 per share, and senior notes due 2007 (the "Notes") issued by the Company.

            In connection with this opinion, we have examined and relied on originals or copies, certified or otherwise identified to our satisfaction, of (i) the Underwriting Agreement, dated April 25, 2002, between Salomon Smith Barney Inc. and the Company, (ii) the Registration Statement on Form S-3 (File No. 333-84120) of the Company filed with the Securities and Exchange Commission (the "Commission") on March 11, 2002, under the Securities Act of 1933, as amended (the "Securities Act"), Amendment No. 1 thereto, filed with the Commission on March 25, 2002 (iii) the Prospectus of the Company, dated March 26, 2002 (the "Prospectus"), (iv) the Prospectus Supplement, (v) the Indenture between the Company and JP Morgan Chase Bank (formerly known as The Chase Manhattan Bank and Chemical Bank), as trustee (the "Trustee"), dated as of September 1, 1986, as amended by the first supplemental indenture, dated as of April 15, 1988, the second supplemental indenture, dated as of December 27, 1990, and the third supplemental indenture, dated as of May 9, 1991, (vi) Purchase Contract Agreement between the Company and JP Morgan Chase Bank, as Purchase Contract Agent, dated as of May 1, 2002, (vii) the May 1, 2002 letter by Salomon Smith Barney Inc. to the Company and (viii) such other documents, certificates, and records as we have deemed necessary or appropriate as a basis for the opinion set forth herein. We have also relied upon statements and representations made to us by representatives of the Company. For purposes of this opinion, we have assumed the validity and accuracy of the documents, certificates, records, statements, and representations referred to above.

            In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, conformed or photostatic copies, and the authenticity of the originals of such latter documents. In making our examination of documents executed, or to be executed, by the parties indicated therein, we have assumed that each party has, or will have, the power, corporate or other, to enter into and perform all obligations thereunder and we have also assumed the due authorization by all requisite action, corporate or other, and execution and delivery by each party indicated in the documents and that such documents constitute, or will constitute, valid and binding obligations of each party.

            In rendering our opinion, we have considered the applicable provisions of the Internal Revenue Code of 1986, as amended, Treasury Department regulations promulgated thereunder, pertinent judicial authorities, interpretive rulings of the Internal Revenue Service, and such other authorities as we have considered relevant. It should be noted that statutes, regulations, judicial decisions, and administrative interpretations are subject to change or differing interpretations, possibly with retroactive effect. There can be no assurance, moreover, that the opinion expressed herein will be accepted by the Internal Revenue Service or, if challenged, by a court of law. A change in the authorities or the accuracy or completeness of any of the information, documents, certificates, records, statements, representations, covenants, or assumptions on which our opinion is based could affect our conclusions.
This opinion is expressed as of the date hereof, and we are under no obligation to supplement or revise our opinion to reflect any changes (including changes that have retroactive effect) in applicable law or any information, document, certificate, record, statement, representation, covenant, or assumption relied upon herein that becomes incorrect or untrue.

            Based upon the foregoing and in reliance thereon, and subject to the qualifications, exceptions, assumptions, and limitations contained therein, we are of the opinion that:

            (1) although the discussion set forth in the Prospectus Supplement under the heading "CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES" does not purport to discuss all possible United States federal income tax consequences of the purchase, ownership, and disposition of the Upper DECS, such discussion constitutes, in all material respects, a fair and accurate summary of the United States federal income tax consequences of the purchase, ownership, and disposition of the Upper DECS, based upon current United States federal income tax law; and

            (2) the Notes will be treated as indebtedness of the Company for United States federal income tax purposes.

            We express no opinion concerning any tax consequences associated with the Upper DECS other than those specifically set forth herein.

            This opinion is delivered to you solely for use in connection with the Prospectus Supplement and is not to be used, circulated, quoted, or otherwise referred to for any other purpose, or relied upon by any other person, without our express written permission. In accordance with the requirements of Item 601(b)(23) of Regulation S-K under the Securities Act, we hereby consent to the filing of this opinion as an exhibit to the Prospectus Supplement and to the reference to our firm in the Prospectus Supplement. In giving such consent, we do not hereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act or the rules or regulations of the Commission thereunder.

                                 Very truly yours,

                                 /s/ Skadden, Arps, Slate, Meagher & Flom LLP






                                                                                                                  Exhibit 12

                                                   Temple-Inland Inc. (Parent company)
                                           Computations of Ratios of Earnings to Fixed Charges


                                                          Pro Forma                                Actual
                                              ----------------------------------  ----------------------------------------------
For the year (dollars in millions)             2001(a)     2001(b)      2001(c)   2001     2000      1999       1998       1997
                                              ----------------------------------  ----------------------------------------------
Ratio of Earnings to Fixed Charges:
  Earnings:
  Pre-tax income from continuing operations     $166        $178         $171     $177     $ 320      $ 306      $ 158    $ 108
  Less: Financial services pre-tax income       (184)       (184)        (184)    (184)     (189)      (138)      (154)    (132)
        Equity method investees pre-tax           (3)         (3)          (3)      (3)       (9)        (9)        (4)      (1)
          income
        Capitalized interest                      (5)         (5)          (5)      (4)       (4)        (2)        (1)      (2)
  Add:  Dividends from Financial Services        124         124          124      124       110         70         44      275
        Dividends from equity method               -           -            -        -        14          1          2        -
          investees
        Fixed charges from below                 174         162          169      109       116        102         84       88
        Amortization of capitalized interest       4           4            4        4         5          6          6        5
                                              ---------------------------------  ------------------------------------------------
Total earnings                                  $276        $276         $276     $223      $363       $336       $135     $341
                                              =================================  ================================================
Fixed Charges:
  Interest expense - Parent company             $159        $147         $154      $98     $ 105       $ 95       $ 78     $ 82
  Capitalized interest                             5           5            5        4         4          2          1        2
  Interest portion of rental expense              10          10           10        7         7          5          5        4
                                              -------- ----------- ------------  ------- --------- ---------- -------------------
Total fixed charges                             $174        $162         $169     $109      $116       $102        $84      $88
                                              ======== =========== ============  ======= ========= ========== ===================
Ratio of earnings to fixed charges:
Actual                                                                            2.05x     3.13x      3.29x      1.61x    3.88x
                                              ======== =========== ============  ======= ========= ========== ===================

Pro Forma 2001                                  1.59x       1.70x        1.63x
                                              ======== =========== ============  ======= ========= ========== ===================


(a)      As adjusted for the upcoming notes offering, the recently completed common stock and Upper DECS offerings and the acquisition of Gaylord Container Corporation.
(b)      As adjusted for the recently completed common stock and Upper DECS offerings and the acquisition of Gaylord Container Corporation.
(c)      As adjusted for the acquisition of Gaylord Container Corporation.



                                                   Temple-Inland Inc. (Consolidated)
                                                    Including Interest on Deposits
                                          Computations of Ratios of Earnings to Fixed Charges


                                                          Pro  Forma                               Actual
                                              ----------------------------------  -----------------------------------------------
For the year (dollars in millions)             2001(a)     2001(b)      2001(c)   2001     2000      1999       1998       1997
                                              ----------------------------------  -----------------------------------------------

Ratio of Earnings to Fixed Charges:
  Earnings:
  Pre-tax income from continuing operations        $166       $178      $171      $177      $ 320     $ 306      $ 158    $ 108
  Less: Capitalized interest                         (7)        (7)       (7)       (6)        (7)       (5)        (5)      (4)
        Equity method investees pre-tax              (3)        (3)       (3)       (3)        (9)       (9)        (4)      (1)
          income
  Add:  Fixed charges from below                    774        762       769       709        839       662        601      590
        Dividends from equity method                  -          -         -         -         14         1          2        -
          investees
        Amortization of capitalized interest          6          6         6         6          7         8          8        7
                                              -------------------------------   -------------------------------------------------
Total earnings                                     $936       $936      $936      $883     $1,164      $963       $760     $700
                                              ===============================   =================================================

Fixed Charges:
  Interest expense                                 $159       $147      $154       $98      $ 105      $ 95       $ 78     $ 82
  Interest on borrowings - Financial Services       176        176       176       176        207       158        137      157
  Interest on deposits - Financial Services         399        399       399       399        493       379        357      331
  Subsidiary preferred stock dividends               20         20        20        20         18        15         14        7
  Capitalized interest                                7          7         7         6          7         8          8        7
  Interest portion of rental expense                 13         13        13        10          9         7          7        6
                                              -------------------------------   -------------------------------------------------
Total fixed charges                                $774       $762      $769      $709       $839      $662       $601     $590
                                              ===============================   =================================================
Ratio of earnings to fixed charges:
Actual                                                                           1.25x      1.39x     1.45x      1.26x    1.19x
                                                                                =================================================

Pro Forma 2001                                    1.21x      1.23x     1.22x
                                              ===============================

(a)      As adjusted for the upcoming notes offering, the recently completed common stock and Upper DECS offerings and the acquisition of Gaylord Container Corporation.
(b)      As adjusted for the recently completed common stock and Upper DECS offerings and the acquisition of Gaylord Container Corporation.
(c)      As adjusted for the acquisition of Gaylord Container Corporation.



                                                   Temple-Inland Inc. (Consolidated)
                                                    Excluding Interest on Deposits
                                          Computations of Ratios of Earnings to Fixed Charges


                                                          Pro  Forma                                 Actual
                                              ----------------------------------  ------------------------------------------------
For the year (dollars in millions)             2001(a)     2001(b)      2001(c)   2001     2000      1999       1998       1997
                                              ----------------------------------  ------------------------------------------------

Ratio of Earnings to Fixed Charges:
  Earnings:
  Pre-tax income from continuing operations        $166       $178       $171      $177     $ 320      $ 306      $ 158     $ 108
  Less: Capitalized interest                         (7)        (7)        (7)       (6)       (7)        (5)        (5)       (4)
        Equity method investees pre-tax income       (3)        (3)        (3)       (3)       (9)        (9)        (4)       (1)
  Add:  Fixed charges from below                    375        363        370       310       346        283        244       259
        Dividends from equity method investees        -          -          -         -        14          1          2         -
        Amortization of capitalized interest          6          6          6         6         7          8          8         7
                                                 ------- ---------- ----------   ------- --------- ---------- ---------- ---------
Total earnings                                     $537       $537       $537      $484      $671       $584       $403      $369
                                                 ======= ========== ==========   ======= ========= ========== ========== =========
Fixed Charges:
  Interest expense - Parent company                $159       $147       $154       $98     $ 105       $ 95       $ 78      $ 82
  Interest on borrowings - Financial Services       176        176        176       176       207        158        137       157
  Subsidiary preferred stock dividends               20         20         20        20        18         15         14         7
  Capitalized interest                                7          7          7         6         7          8          8         7
  Interest portion of rental expense                 13         13         13        10         9          7          7         6
                                                 ------- ---------- ----------   ------- --------- ---------- ---------- ---------
Total fixed charges                                $375       $363       $370      $310      $346       $283       $244      $259
                                                 ======= ========== ==========   ======= ========= ========== ========== =========

Ratio of earnings to fixed charges:
Actual                                                                            1.56x     1.94x      2.06x      1.65x     1.42x
                                                                                 ======= ========= ========== ========== =========

Supplemental Pro Forma  - Acquisition (1)         1.43x      1.48x      1.45x
                                                 ======= ========== ==========

(d)      As adjusted for the upcoming notes offering, the recently completed common stock and Upper DECS offerings and the acquisition of Gaylord Container Corporation.
(e)      As adjusted for the recently completed common stock and Upper DECS offerings and the acquisition of Gaylord Container Corporation.
(1)      As adjusted for the acquisition of Gaylord Container Corporation.
